SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2017

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, our stockholders overwhelmingly elected Katisha T. Vance, M.D. to our Board, and also overwhelmingly re-elected
Samuel A. Di Piazza, Jr. and Robert E. Flowers, M.D. to our Board of Directors during the Annual Meeting of Stockholders on May 31, 2017. As we previously announced in our Current Report on
Form 8-K, dated April 17, 2017, Dr. Vance was nominated to fill the vacancy created when Ann F. Putallaz became ineligible to stand for re-election due to age-related provisions in our By-Laws.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Annual Meeting of Stockholders of ProAssurance Corporation, held on May 31, 2017, our stockholders voted on four proposals with the following outcomes:

(a)
Katisha T. Vance, M.D. was elected to the Board, and Samuel A. Di Piazza, Jr. and
Robert E. Flowers, M.D. Each will serve a three-year term ending at the Annual Meeting of Stockholders in 2020 and until their successors are elected and qualified. Voting was as follows:

	For	Withheld
Samuel A. Di Piazza, Jr.	42,292,437	466,696
Robert E. Flowers, M.D.	41,767,145	991,988
Katisha T. Vance, M.D.	41,172,098	1,587,035

(b)	The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year-ending December 31, 2017 was ratified by the following vote:

For	Against	Abstain
47,482,405	439,464	54,066
(c) The 2016 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

For	Against	Abstain
42,145,425	424,622	189,086
(d) Stockholders approved a yearly advisory vote on the compensation of our named executive officers, by the following vote:

Yearly	Every Two Years	Every Three Years	Abstain
34,974,723	401,382	7,306,916	76,112
There were a total of 5,216,802 broker non-votes on matters (a) and (c).

Item 7.01	REGULATION FD DISCLOSURE
At its meeting on May 31, 2017, Our Board of Directors extended the contract of our Chairman and Chief Executive Officer, W. Stancil Starnes, through May 31, 2020 with no change in terms or conditions from those previously disclosed.
On May 31, 2017, we issued news releases reporting the result of our shareholder meeting as described in Items 5.02 and 5.07 and the declaration of a regular quarterly dividend as described in Item 8.01. We have included these releases in this Current Report on Form 8K as exhibits 99.1 and 99.2.

Item 8.01	OTHER EVENTS
Declaration of Dividend
On May 31, 2017, our Board of Directors declared a quarterly dividend of $0.31 per common share. The record date for the dividend is June 27, 2017 and the payment date is July 12, 2017. Our Board of Directors anticipates a total annual dividend of $1.24 per share, to be paid in equal quarterly installments. However, any decision to pay future cash dividends will be subject to the Board’s final determination after a comprehensive review of the company’s financial performance, future expectations and other factors deemed relevant by the Board.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1    Our news release, dated May 31, 2017, announcing the declaration of a quarterly cash dividend by our Board at their meeting on May 31, 2017.
99.2    Our news release, dated May 31, 2017 announcing the results of voting at the 2017 Annual Meeting of Stockholders.
We are furnishing Exhibits 99.1 & 99.2 to this Current Report on Form 8-K in support of Items 7.01 and 8.01. These exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 31, 2017

PROASSURANCE CORPORATION
by: /s/ Frank B. O'Neil
Frank B. O’Neil Senior Vice-President

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